                                                                   EXHIBIT 10.53

                                                                  EXECUTION COPY

                           AMENDMENT NO. 6 TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

               This AMENDMENT NO. 6 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 10, 2002 (this "Amendment"), is entered into by and among PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V., a corporation organized under the laws of Mexico ("Borrower"), the other members of the BORROWER GROUP, QUALCOMM INCORPORATED, a corporation organized under the laws of Delaware ("QUALCOMM"), TELEFONAKTIEBOLAGET LM ERICSSON (PUBL), a limited liability company organized under the laws of Sweden ("Ericsson"), the lenders from time to time party to the Credit Agreement (as defined below) (together with QUALCOMM and Ericsson, each a "Lender," and, collectively, the "Lenders"), and ABN AMRO BANK N.V. as administrative agent for the Lenders ("Administrative Agent").

                                    RECITALS

               WHEREAS, Borrower has entered into the Amended and Restated Credit Agreement, dated as of December 15, 1998 (as amended, modified, supplemented or restated, the "Credit Agreement"), by and among Borrower, QUALCOMM, Ericsson and the Administrative Agent, as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of May 27, 1999, Amendment No. 2 to Amended and Restated Credit Agreement, dated as of November 28, 2000, Amendment No. 3 to Amended and Restated Credit Agreement, dated as of October 10, 2001 ("Amendment No. 3"), Amendment No. 4 to Amended and Restated Credit Agreement, dated as of January 16, 2002, and Amendment No. 5 to Amended and Restated Credit Agreement, dated as of April 26, 2002.

               WHEREAS, the Ericsson Additional Commitment was fully utilized by Borrower as of the Stock Purchase Agreement Closing Date (as defined in Section 2.2(a) of this Amendment, the "Stock Purchase Agreement Closing Date").

               WHEREAS, Ericsson and QUALCOMM have entered into an Assignment and Acceptance Agreement, dated as of April 26, 2002, pursuant to which Ericsson sold and assigned to QUALCOMM a percentage interest in Ericsson's rights and obligations in its outstanding Facility-2 Loans and Commitments under the Credit Agreement, in accordance with the terms and conditions of such Assignment and Acceptance Agreement.

               WHEREAS, Pegaso Telecomunicaciones S.A. de C.V., a corporation organized under the laws of Mexico ("Holdings"), has entered into the Stock Purchase Agreement, dated as of April 26, 2002 (as amended, modified, supplemented or restated from time to time, the "Stock Purchase Agreement"), by and among Holdings, its shareholders (the "Shareholders"), Telefonica Moviles, S.A., a corporation organized under the laws of the Kingdom of Spain ("TEM"), and the other parties named therein, pursuant to which TEM shall purchase from certain of the Shareholders all the capital stock of Holdings owned by such Shareholders in accordance with the terms and conditions of the Stock Purchase Agreement.

               WHEREAS, the Borrower has entered into the Amended and Restated Interim Funding Agreement, dated as of April 26, 2002 (as amended, modified, supplemented or restated from time to time, the "Interim Funding Agreement"), by and among Borrower, the other members of the Borrower Group, QUALCOMM and Electro Banque, and consented and agreed to and acknowledged by Ericsson, the Administrative Agent, the Facility 2 Administrative Agent and Alcatel, a corporation organized under the laws of France ("Alcatel"), pursuant to which QUALCOMM and Electro Banque will make Special Loans (as defined in the Interim Funding Agreement) to Borrower from QUALCOMM's unused Facility-2 Commitment under the Credit Agreement and from the Facility 2 Credit Agreement, respectively, for the purpose, among other things, of financing the payment of operating expenditures of Borrower in accordance with the Business Plan described in the Stock Purchase Agreement.

               WHEREAS, QUALCOMM, Alcatel and Ericsson have entered into the Second Vendor Parties Forbearance Agreement, acknowledged, accepted and agreed to by each member of the Borrower Group and the other parties named therein, dated as of April 26, 2002 (as amended, modified, supplemented or restated from time to time, the "Second Vendor Forbearance Agreement"), pursuant to which all Covered Vendor Facility Defaults (as defined in the Second Vendor Forbearance Agreement) have been forborne until the occurrence of a Forbearance Termination Event (as defined in the Second Vendor Forbearance Agreement).

               WHEREAS, Ericsson and QUALCOMM have entered into an Assignment and Acceptance Agreement, dated as of the date hereof, pursuant to which QUALCOMM sold and assigned to Ericsson a percentage interest in QUALCOMM's rights and obligations in its unused Facility-2 Commitment under the Credit Agreement, in accordance with the terms and conditions of such Assignment and Acceptance Agreement.

               WHEREAS, the members of the Borrower Group have requested to roll over certain Obligations outstanding under the Credit Agreement and to amend certain terms and provisions with such rolled over Obligations as set forth in this Amendment and the execution and delivery of this Amendment is a condition precedent to the closing under the Stock Purchase Agreement and the Lenders and the Administrative Agent have agreed to amend the Credit Agreement in accordance with the terms, subject to the conditions, and in reliance upon the representations and warranties set forth below.

               NOW, THEREFORE, in consideration of the foregoing recitals and the following mutual covenants and promises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

        SECTION 1. DEFINITIONS. All capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement or, if not defined therein, in the Common Agreement or, if not defined therein, in the Interim Funding Agreement.

        SECTION 2. AGREEMENTS AND AMENDMENTS TO CREDIT AGREEMENT.

               2.1 AGREEMENTS.

                   (a) The parties to this Amendment agree that all Obligations outstanding under the Credit Agreement as of the Stock Purchase Agreement Closing Date (other than Obligations outstanding with respect to the VAT Loans), as set forth in greater detail in Exhibit G, shall be consolidated into the Rolled Over Loan (as defined below) by capitalizing on the Stock Purchase Agreement Closing Date all interest with respect to such Obligations (other than Obligations with respect to the VAT Loans) owing and accrued through the Stock Purchase Agreement Closing Date and a Facility-2 Loan shall be deemed to have been made with respect to all such accrued interest set forth in Exhibit G that is to be capitalized and such Rolled Over Loan shall be a Eurodollar Loan with an interest period of six (6) months ending on February 28, 2003.

                   (b) The parties to this Amendment agree that the principal amounts of all VAT Loans outstanding under the Credit Agreement as of the Stock Purchase Agreement Closing Date (together with any accrued interest thereon), as set forth in greater detail in Exhibit G, shall be consolidated into a single VAT Loan by capitalizing on the Stock Purchase Agreement Closing Date all interest on each VAT Loan owing and accrued through the Stock Purchase Agreement Closing Date, which single VAT Loan shall bear interest at a fixed rate of six point four percent (6.4%) per annum.

                   (c) Notwithstanding anything to the contrary in Section 1.1(b) of the Credit Agreement and the definition of "VAT Facility Availability Period," the parties agree that the Lenders shall not be obligated to provide to Borrower VAT Loans from the date of this Agreement through the VAT Loan Maturity Date. The parties further agree to reduce the unused Total VAT Loan Commitment to zero and, consequently, cancel the unused Total VAT Loan Commitment.

               2.2 SECTION 9 (DEFINITIONS). Section 9 of the Credit Agreement is hereby amended as follows:

                   (a) DEFINITION OF "APPLICABLE MARGIN." The definition of "Applicable Margin" is deleted and replaced in its entirety and the following new definition of "Applicable Margin" is added to read as follows:

               "Applicable Margin" shall mean for a Loan which is (a) a Eurodollar Loan, (i) 1.00% from the Closing Date (as defined in the Stock Purchase Agreement, the "Stock Purchase Agreement Closing Date") to the day that is one day prior to the second anniversary of the Stock Purchase Agreement Closing Date; (ii) 3.00% from the second anniversary of the Stock Purchase Agreement Closing Date to the day that is one day prior to the fifth anniversary of the Stock Purchase Agreement Closing Date; and (iii) 6.00% from the fifth anniversary of the Stock Purchase Agreement Closing Date to the Extended Maturity Date; or (b) a Base Rate Loan, (i) 0.00% from the Stock Purchase Agreement Closing Date to the day that is one day prior to the second anniversary of the Stock Purchase Agreement Closing Date; (ii) 2.00% from the second anniversary of the Stock Purchase Agreement Closing Date to the day that is one day prior to the fifth anniversary of the Stock Purchase Agreement Closing Date; and (iii) 5.00% from the fifth anniversary of the Stock Purchase Agreement Closing Date to the Extended Maturity Date.

                   (b) DEFINITION OF "EXTENDED MATURITY DATE." A new definition of "Extended Maturity Date" is added in appropriate alphabetical order to read as follows:

               "Extended Maturity Date" shall mean December 31, 2008.

                   (c) DEFINITION OF "FACILITY-2 AVAILABILITY TERMINATION DATE." The definition of "Facility-2 Availability Termination Date" is deleted and replaced in its entirety and the following new definition of "Facility-2 Availability Termination Date" is added to read as follows:

               "Facility-2 Availability Termination Date" shall mean, (A) with respect to Facility-2 Loans to be disbursed under the QUALCOMM Additional Commitment as Special Loans, December 31, 2002 or, if earlier, the date on which the Special Loan Commitments under the Interim Funding Agreement terminate, and (B) with respect to Facility-2 Loans to be disbursed under the QUALCOMM Additional Commitment for the purposes described in Section 3.4 of Amendment No. 3, (i) November 12, 2002 (the "Substitute Special Loan Scheduled Maturity Date"), or (ii) November 5, 2003, if all of the following conditions are satisfied no later than the Substitute Special Loan Scheduled Maturity Date: (1) all amounts due in respect of the Backstop Fee Loan, the Interim Loans and the Additional Interim Loans have been paid in full in cash no later than the Substitute Special Loan Scheduled Maturity Date, (2) the Special Loan Commitments with respect to the Backstop Fee Loan, the Interim Loans and the Additional Interim Loans under the Interim Funding Agreement have been irrevocably terminated, (3) Borrower (or the entity surviving the Sale Transaction) has executed and delivered binding and irrevocable purchase orders or reconfirmed previously suspended purchase orders on or before the Substitute Special Loan Scheduled Maturity Date (and the availability of such Facility-2 Loans shall be extended only to the extent of the aggregate amount of such purchase orders in an amount of up to $96,000,000.00) for the purchase of equipment and services from Ericsson, as described in Section 3.4 of Amendment No. 3, and (4) Borrower has committed to pay for such purchases with Facility-2 Loans under the QUALCOMM Additional Commitment prior to November 5, 2003.

                   (d) DEFINITION OF "ROLLED OVER LOAN." A new definition of "Rolled Over Loan" is added in appropriate alphabetical order to read as follows:

               "Rolled Over Loan" shall mean the Obligations of Borrower as of the Stock Purchase Agreement Closing Date (other than Obligations outstanding with respect to the VAT Loans) set forth in Exhibit G which shall be consolidated on the Stock Purchase Agreement Closing Date (as defined in Amendment No. 6 to this Agreement).

                   (e) DEFINITION OF "STOCK PURCHASE AGREEMENT." A new definition of "Stock Purchase Agreement" is added in appropriate alphabetical order to read as follows:

               "Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of April 26, 2002, among TEM, Holdings, the other members of the Borrower Group, the shareholders of Holdings and other parties named therein, pursuant to which TEM has agreed to purchase from certain of the shareholders of Holdings all the capital stock of Holdings owned by such shareholders.

                   (f) DEFINITION OF "TEM." A new definition of "TEM" is added in appropriate alphabetical order to read as follows:

               "TEM" shall mean Telefonica Moviles, S.A., a company organized under the laws of the Kingdom of Spain, or any of its Affiliates.

                   (g) DEFINITION OF "VAT LOAN MATURITY DATE." The definition of "VAT Loan Maturity Date" is deleted and replaced in its entirety and the following new definition of "VAT Loan Maturity Date" is added to read as follows:

               "VAT Loan Maturity Date" shall mean March 31, 2003.

               2.3 QUALCOMM ADDITIONAL COMMITMENT. Section 3.2 of Amendment No. 3 is hereby deleted and replaced in its entirety with the following:

        "3.2 QUALCOMM ADDITIONAL COMMITMENT. The QUALCOMM Additional Commitment shall be available (a) for purposes of making Interim Loans, the Backstop Fee Loan and up to $31,000,000.00 for Additional Interim Loans pursuant to the Interim Funding Agreement, upon satisfaction of the conditions precedent to funding under the Interim Funding Agreement, (b) for purposes of making Facility-2 Loans under the QUALCOMM Additional Commitment for the uses specified in Section 3.4 of Amendment No. 3 and
        (c) for purposes of making Facility-2 Loans for interest and fees to be consolidated pursuant to Section 2.1(a) of Amendment No. 6 to the Credit Agreement, upon the satisfaction of the following conditions precedent:
        (1) payment in full of all amounts due in respect of Interim Loans, the Backstop Fee Loan and the Additional Interim Loans no later than 30 days after the Stock Purchase Agreement Closing Date, (2) the irrevocable termination of the Special Loan Commitments under the Interim Funding Agreement, (3) the utilization by Borrower of the full Ericsson Additional Commitment as of the Stock Purchase Agreement Closing Date and (4) the satisfaction (or waiver by QUALCOMM in its sole discretion) of the other conditions precedent to the making of Facility-2 Loans under the Credit Agreement. QUALCOMM shall provide loans to Borrower under the QUALCOMM Additional Commitment only upon (x) with respect to Interim Loans, the Backstop Fee Loan and the Additional Interim Loans, the receipt of a Loan Request in accordance Section 2.1(d) of the Interim Funding Agreement and (y) with respect to any other loans permitted under the Credit Agreement, including without limitation, loans made under the QUALCOMM Additional Commitment for the purposes set forth in Section 3.4 of Amendment No. 3, the receipt of a Loan Request and the supporting invoices in the manner and in accordance with the terms and conditions set forth in Section 1.5(b)(i) of the Credit Agreement. Without limiting the other provisions of the Credit Agreement applicable to QUALCOMM's Facility-2 Commitment with respect to the QUALCOMM Additional Commitment, QUALCOMM's Facility-2 Commitment with respect to the QUALCOMM Additional Commitment shall be automatically reinstated in accordance with its terms to the extent that the Interim Loans, the Additional Interim Loans and the Backstop Fee Loan are repaid by Borrower pursuant to Section 2.2(b), Section 2.3(b) and Section 2.4(b) of the Interim Funding Agreement, respectively, on or before the Special Loan Scheduled Maturity Date."

               2.4 SECTION 3.2 OF THE CREDIT AGREEMENT (MANDATORY PREPAYMENTS AND REPAYMENTS). Section 3.2(b) of the Credit Agreement is deleted in its entirety and the following new Section 3.2(b) is added as follows:

               "(b) Borrower shall repay the Rolled Over Loan in accordance with the following schedule:

       -----------------------------------------------------------------------------------------
                     REPAYMENT DATE                  PERCENTAGE OF AGGREGATE PRINCIPAL AMOUNT
                                                         OF ROLLED OVER LOAN TO BE REPAID
       -----------------------------------------------------------------------------------------
                     March 31, 2006                               8.33333333333%
       -----------------------------------------------------------------------------------------
                      June 30, 2006                               8.33333333333%
       -----------------------------------------------------------------------------------------
                   September 30, 2006                             8.33333333333%
       -----------------------------------------------------------------------------------------
                    December 31, 2006                             8.33333333333%
       -----------------------------------------------------------------------------------------
                     March 31, 2007                               8.33333333333%
       -----------------------------------------------------------------------------------------
                      June 30, 2007                               8.33333333333%
       -----------------------------------------------------------------------------------------
                   September 30, 2007                             8.33333333333%
       -----------------------------------------------------------------------------------------
                    December 31, 2007                             8.33333333333%
       -----------------------------------------------------------------------------------------
                     March 31, 2008                               8.33333333333%
       -----------------------------------------------------------------------------------------
                      June 30, 2008                               8.33333333333%
       -----------------------------------------------------------------------------------------
                   September 30, 2008                             8.33333333333%
       -----------------------------------------------------------------------------------------
                    December 31, 2008                             8.33333333337%
       -----------------------------------------------------------------------------------------

        Any Facility-2 Loan advanced to Borrower on or after the Stock Purchase Agreement Closing Date (each a "Post-Closing Loan") shall be repaid by Borrower pro rata on the repayment dates set forth in this Section 3.2(b). Any prepayment of the Rolled Over Loan or any Post-Closing Loan pursuant to Section 3.1 of the Credit Agreement shall be applied to reduce pro rata the amount of the then remaining repayments under this
        Section 3.2(b)."

               2.5 SECTION 3.2 OF THE CREDIT AGREEMENT (MANDATORY PREPAYMENTS AND REPAYMENTS). Section 3.2 of the Credit Agreement is amended by the addition of the following subsection (f):

        "(f) If TEM initiates the commercialization of Global System for Mobile Communications or Time Division Multiple Access services in Borrower's 1900 MHz spectrum, Borrower shall be obligated to prepay all outstanding principal of the Loans (including any such amount assigned by QUALCOMM, but excluding (i) the Loans disbursed under the QUALCOMM Additional Commitment unless made for the purpose of paying any of the following items: interest on Facility-1 Loans, interest on Facility-2 Loans other than Facility-2 Loans made under the Ericsson Additional Commitment, administrative fees, or commitment fees related to the VAT Facility,
        (ii) the Ericsson Additional Commitment and (iii) all amounts owing by Borrower to Ericsson as of the Stock Purchase Agreement Closing Date; for clarity, as a sample calculation only, the amounts listed under "Qualcomm (Included Amounts)" on Exhibit H hereto would be payable under this Section 3.2(f) if the obligation to prepay hereunder were due on the Stock Purchase Agreement Closing Date), all accrued and unpaid interest thereon, all fees and all other payment obligations then owing by Borrower to QUALCOMM or its assignees under the Credit Documents."

               2.6 EXHIBIT G--ROLLED OVER LOAN AMOUNT AND CONSOLIDATED VAT LOAN AMOUNT. A new Exhibit G (Rolled Over Loan Amount and Consolidated VAT Loan Amount) is added to the Credit Agreement in the form appended to this Amendment as Annex 1.

               2.7 EXHIBIT H--MANDATORY PREPAYMENT AMOUNT AS OF THE STOCK PURCHASE AGREEMENT CLOSING DATE. A new Exhibit H (Mandatory Prepayment Amount as of the Stock Purchase Agreement Closing Date) is added to the Credit Agreement in the form appended to this Amendment as Annex 2.

        SECTION 3. REFERENCE TO AND EFFECT ON CREDIT AGREEMENT AND OTHER FINANCING AGREEMENTS.

                   (a) On the Amendment Effective Date (as defined below), each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in the Financing Agreements to the Credit Agreement shall also mean and be a reference to the Credit Agreement as amended by this Amendment.

                   (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the Financing Agreements, nor constitute a waiver of any provision of the Credit Agreement or any of the Financing Agreements.

        SECTION 4. REAFFIRMATION OF TERMS. This Amendment shall be construed in connection with and as part of the Financing Agreements and all terms, conditions, representations, warranties, covenants and agreements set forth in the Financing Agreements, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.

        SECTION 5. ACKNOWLEDGMENTS AND WAIVERS. Each member of the Borrower Group hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted pursuant to the Common Agreement and the Security Documents referred to therein, for the benefit of the Lenders, as collateral security for the Senior Indebtedness, and acknowledges that all of such Liens and security interests, and all collateral pledged as security for the Senior Indebtedness, continue to be and remain collateral for the Senior Indebtedness from and after the Amendment Effective Date, respectively.

        SECTION 6. RELEASE AND WAIVER.

                   (a) Each member of the Borrower Group hereby acknowledges and agrees that: (i) it has no claim or cause of action against any Lender or the Administrative Agent, or any of their officers, directors, employees, attorneys or other representatives or agents under the Financing Agreements with respect to any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Amendment or which could arise concurrently with the effectiveness of this Amendment ("Claims"); (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of any Lender or the Administrative Agent on account of any Claims; and (iii) it recognizes that each Lender and the Administrative Agent has heretofore properly performed and satisfied in a timely manner all of its obligations to and contracts with each member of the Borrower Group relating to the Financing Agreements.

                   (b) Although the Administrative Agent and Lenders regard their conduct as proper and do not believe any member of the Borrower Group to have any claim, cause of action, offset or defense against any Lender or the Administrative Agent in connection with the Financing Agreements, Lenders and the Administrative Agent wish, and each member of the Borrower Group agrees, to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of any Lender or the Administrative Agent. Therefore, each member of the Borrower Group unconditionally releases and waives as to all Lenders and the Administrative Agent (1) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind of any Lender or the Administrative Agent to any member of the Borrower Group arising under the Financing Agreements and which exist on the date hereof, except the obligations remaining to be performed by the Lenders as expressly stated in the Financing Agreements; (2) any legal, equitable or other obligations or duties, whether known or unknown, of the Lenders or of the Administrative Agent to any member of the Borrower Group (and any rights of any member of the Borrower Group against any Lender or the Administrative Agent) arising under the Financing Agreements and which exist on the date hereof besides those expressly stated in the Financing Agreements; (3) any and all claims under any oral or implied agreement, obligation or understanding with any Lender or the Administrative Agent, whether known or unknown, arising under the Financing Agreements and which exist on the date hereof; and (4) all other claims, causes of action or defenses of any kind whatsoever (if any), whether known or unknown, which any member of the Borrower Group might otherwise have against any Lender or the Administrative Agent on account of any Claims.

                   (c) EACH MEMBER OF THE BORROWER GROUP AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS AMENDMENT IN FAVOR OF ANY LENDER OR THE ADMINISTRATIVE AGENT, AND EACH MEMBER OF THE BORROWER GROUP HEREBY WAIVES AND RELEASES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER THE LAW OF THE STATE OF NEW YORK AND THE LAW OF THE FEDERAL DISTRICT OF MEXICO WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT (IF ANY) WHICH ANY SUCH LAWS MAY BE APPLICABLE, EACH MEMBER OF THE BORROWER GROUP WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE

HAVE UNDER ANY OTHER LAW OF ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS AMENDMENT.

        SECTION 7. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each member of the Borrower Group hereby represents, warrants and covenants to the Lenders and the Administrative Agent as follows:

               7.1 Immediately after giving effect to this Amendment (i) the representations and warranties contained in the Financing Agreements (other than those which expressly relate to a different date) are true, accurate and complete in all material respects as if made as of the Amendment Effective Date, except to the extent that such representations and warranties fail to be true, accurate and complete solely as a result of a Covered Vendor Facility Default (as defined in the Second Vendor Forbearance Agreement), (ii) other than to the extent expressly acknowledged in writing by the Lenders in the Second Vendor Forbearance Agreement, no Default or Event of Default has occurred and is continuing and (iii) all references to the Credit Agreement in the Financing Agreements shall be deemed to be references to the Credit Agreement as amended by this Amendment.

               7.2 The Charter Documents of (i) Borrower delivered to the Administrative Agent remain true, accurate and complete and have not been amended, supplemented or restated subsequent to the date of the execution of the Stock Purchase Agreement and continue to be in full force and effect, and (ii) each other member of the Borrower Group delivered to the Administrative Agent on the date of the effective date of the Stock Purchase Agreement remain true, accurate and complete and have not been amended, supplemented or restated subsequent to such date (other than the Charter Documents of Holdings, which have or shall be amended in order to effect the transactions contemplated under the Stock Purchase Agreement) and continue to be in full force and effect.

               7.3 The execution, delivery and the performance of obligations of this Amendment by each member of the Borrower Group has been duly authorized by all requisite corporate action. This Amendment, as of the Amendment Effective Date, as applicable, constitutes the valid and binding obligations of each member of the Borrower Group, enforceable in accordance with the terms herein except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally.

               7.4 The execution, delivery and performance of this Amendment does not and will not (i) violate or conflict with the Charter Documents of any member of the Borrower Group, (ii) conflict with or violate any Applicable Law, or (iii) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to any Person any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien on any of the material assets or properties of any member of the Borrower Group pursuant to, any contract or other instrument relating to such assets or properties to which a member of the Borrower Group is a party or by which any of such assets or properties is bound or affected, except as would not, individually or in the aggregate, materially impair the ability of the member of the Borrower Group to consummate the transactions contemplated by this Amendment.

        SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 9. EFFECTIVENESS. The amendments set forth in this Amendment shall be deemed effective upon the satisfaction, or waiver by QUALCOMM in its sole discretion, of all of the following conditions precedent (the "Amendment Effective Date"), and upon request from Borrower the Administrative Agent shall provide confirmation that all conditions precedent have been satisfied or otherwise waived by QUALCOMM:

               9.1 AMENDMENT. Each member of the Borrower Group and each Lender shall have duly executed and delivered this Amendment to the Administrative Agent, and if so requested in writing by any Lender or the Administrative Agent, the notarization of this Amendment and its immediately subsequent registration at the Public Registry of Commerce of the Federal District of Mexico.

               9.2 ACKNOWLEDGMENT OF AMENDMENT AND REAFFIRMATION OF GUARANTY. The Administrative Agent shall have received (i) the Acknowledgments of Amendment and Reaffirmation of Guaranty (in English and Spanish), in the forms attached as Exhibit A-1 and Exhibit A-2 to this Amendment, duly executed and delivered by each Guarantor, and (ii) a notarized acknowledgment of indebtedness (reconocimiento de adeudo), in the form attached as Exhibit B to this Amendment, which shall evidence and describe, among others, the amount due to the Lenders under the Credit Agreement as of the Stock Purchase Agreement Closing Date.

               9.3 CERTIFIED RESOLUTIONS. The Administrative Agent shall have received for each member of the Borrower Group a certificate of the appropriate officers of such member of the Borrower Group dated as of the Amendment Effective Date certifying (i) the names and true signatures of the incumbent officers of such member of the Borrower Group authorized to sign this Amendment and (ii) the notarized resolutions of such member's Board of Directors or shareholders, approving and authorizing the execution, delivery and performance of this Amendment.

               9.4 PAGARES. Borrower and each other member of the Borrower Group shall have duly executed and delivered to each Lender (i) Pagares, in the forms attached as Exhibit C to this Amendment, that together evidence all outstanding Obligations (other than Obligations with respect to the VAT Loans) owed by Borrower to such Lender as of the Stock Purchase Agreement Closing Date under the Credit Agreement, and (ii) one consolidated Pagare, in the form attached as Exhibit D to this Amendment, for all VAT Loans (in each case after the capitalization referred to in Section 2.1(b) of this Amendment) owed by Borrower to such Lender as of the Stock Purchase Agreement Closing Date under the Credit Agreement.

               9.5 STOCK PURCHASE AGREEMENT CLOSING. The closing shall have occurred under the Stock Purchase Agreement.

               9.6 NEGATIVE PLEDGE AGREEMENTS. Each of the shareholders of Holdings as of the Amendment Effective Date shall have duly executed and delivered to the Collateral Agent for the benefit of the Lenders a Negative Pledge Agreement, in form and substance reasonably satisfactory to the Lenders, with respect to the shares of Holdings owned by each of them in the form attached as Exhibit E to this Amendment.

               9.7 PAYMENT OF SPECIAL LOANS. On or before the date that is thirty (30) days after the Stock Purchase Agreement Closing Date, the Special Loans (as defined in the Interim Funding Agreement) shall have been repaid to the applicable lenders of such Special Loans in accordance with the Interim Funding Agreement and the Stock Purchase Agreement; provided, however, that if the Special Loans are not repaid by the date that is thirty (30) days after the Stock Purchase Agreement Closing Date, this condition may be satisfied if the liquidated damages amounts payable by Borrower under Section 2.05(a) of the Stock Purchase Agreement are paid in full when due and all amounts due in respect of the Special Loans are repaid on or before the date that is sixty (60) days after the Stock Purchase Agreement Closing Date.

               9.8 PAYMENT OF BRIDGE LOAN. On or before the date that is sixty
(60) days after the Stock Purchase Agreement Closing Date, (i) the Bridge Loan Indebtedness shall have been repaid to QUALCOMM in accordance with the Bridge Loan Agreement and the Stock Purchase Agreement, or (ii) TEM shall have purchased, assumed and accepted from QUALCOMM the Bridge Loan Indebtedness in accordance with Article II of the Stock Purchase Agreement; provided, however, that if the events specified in items (i) or (ii) above shall not have occurred by the date that is sixty (60) days after the Stock Purchase Agreement Closing Date, this condition may be satisfied if the liquidated damages amounts payable by Borrower under Section 2.05(b) of the Stock Purchase Agreement are paid in full when due and either of the events specified in items (i) or (ii) above shall have occurred on or before the date that is ninety (90) days after the Stock Purchase Agreement Closing Date.

               9.9 ADDITIONAL LOANS. No loans under the Additional Financing Facility Credit Agreement (as defined in the Stock Purchase Agreement) shall have been funded to Borrower and the Additional Financing Facility Credit Agreement shall have been terminated and be of no further force or effect, and no party thereto shall have any rights or obligations thereunder.

               9.10 PAYMENT OF REIMBURSEMENT AND INDEMNIFICATION OBLIGATIONS. Each member of the Borrower Group shall have paid to the Lenders and the Administrative Agent all of its reimbursement and indemnification obligations owing under Section 11.1 of the Credit Agreement (including its obligation to pay all attorneys' fees and costs and other disbursements incurred by the Lenders or the Administrative Agent after the Stock Purchase Agreement Closing Date in connection with the negotiation, implementation, execution and enforcement of this Amendment and any acts contemplated thereby).

               9.11 TEM GUARANTY. TEM shall have duly executed and delivered to QUALCOMM a guaranty substantially in the form of Exhibit F to this Amendment.

               9.12 OPINIONS OF COUNSEL. Borrower shall have duly executed and delivered to the Administrative Agent an opinion of counsel in form and substance reasonably requested by the Lenders or the Administrative Agent for purposes related to this Amendment.

               9.13 AMENDMENT NO. 4 TO THE ALCATEL CREDIT AGREEMENT. The Amendment No. 4 to the Alcatel Credit Agreement shall be in full force and effect.

               9.14 AMENDMENT NO. 2 TO THE FACILITY 2 CREDIT AGREEMENT. The Amendment No. 2 to the Facility 2 Credit Agreement shall be in full force and effect.


        SECTION 10. CONDITION SUBSEQUENT AND EVENT OF DEFAULT. The Administrative Agent shall have received, no later than forty-five (45) days after the Amendment Effective Date, documentation, in form and substance reasonably satisfactory to the Administrative Agent, confirming that each member of the Borrower Group has filed all income tax and other material tax returns required by Applicable Law to be filed by it and has paid all Taxes and assessments payable by it which have become due by the Amendment Effective Date, including but not limited to documentation evidencing that all withholding taxes relating to the "payment" of interest through the Amendment Effective Date have been paid when due under applicable Mexican law. The failure of this condition subsequent to occur by the date set forth herein shall constitute an Event of Default under the Credit Agreement and, upon the occurrence of such Event of Default, the Lenders shall be entitled to exercise the remedies as set forth in
Section 8 of the Credit Agreement and Section 7.17 of the Common Agreement and in the Security Documents.

        SECTION 11. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York, United States, without reference to principles of conflicts of law (other than Section 5-1401 of the General Obligations Laws of the State of New York); provided, however, that in connection with any legal action or proceeding (other than an action to enforce a judgment obtained in another jurisdiction) brought in respect to this Amendment in the courts of Mexico or any political subdivision thereof, this Amendment shall be deemed to be an instrument made under the laws of Mexico and for such purposes shall be governed by, and construed in accordance with, the laws of the Federal District of Mexico.

                             [SIGNATURES TO FOLLOW]

               IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                          PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V.

                          By:
                             ---------------------------------
                          Printed Name:
                                       ---------------------------
                          Title:
                                ----------------------------------


                          PEGASO TELECOMUNICACIONES, S.A. DE C.V.

                          By:
                             ---------------------------------
                          Printed Name:
                                       ---------------------------
                          Title:
                                ----------------------------------


                          PEGASO PCS, S.A. DE C.V.

                          By:
                             ---------------------------------
                          Printed Name:
                                       ---------------------------
                          Title:
                                ----------------------------------


                          PEGASO RECURSOS HUMANOS, S.A. DE C.V.

                          By:
                             ---------------------------------
                          Printed Name:
                                       ---------------------------
                          Title:
                                ----------------------------------


                          PEGASO FINANZAS, S.A. DE C.V.

                          By:
                             ---------------------------------
                          Printed Name:
                                       ---------------------------
                          Title:
                                ----------------------------------


                          PEGASO FINCO I, S.A. DE C.V.

                          By:
                             ---------------------------------
                          Printed Name:
                                       ---------------------------
                          Title:
                                ----------------------------------

                          ABN AMRO BANK N.V.

                          as Administrative Agent

                          By:
                             ---------------------------------
                          Printed Name:
                                       ---------------------------
                          Title:
                                ----------------------------------


                          By:
                             ---------------------------------
                          Printed Name:
                                       ---------------------------
                          Title:
                                ----------------------------------


                          QUALCOMM INCORPORATED

                          as a Lender

                          By:
                             ---------------------------------
                          Printed Name:
                                       ---------------------------
                          Title:
                                ----------------------------------

                          TELEFONAKTIEBOLAGET LM ERICSSON (PUBL)

                          as a Lender

                          By:
                             ---------------------------------
                          Printed Name:
                                       ---------------------------
                          Title:
                                ----------------------------------


                          By:
                             ---------------------------------
                          Printed Name:
                                       ---------------------------
                          Title:
                                ----------------------------------